
Mercantile
Bank Corporation
CONFERENCE CALL
& WEBCAST
PRESENTATION
THIRD QUARTER 2020

Mercantile Bank Corporation

Forward-Looking Statements

This presentation contains comments or information that may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any such comments are based on current expectations that involve a number of risks and uncertainties. Actual results may differ materially from the results expressed in forward-looking statements. Factors that might cause such a difference include changes in interest rates and interest rate relationships; demand for products and services; the degree of competition by traditional and nontraditional competitors; changes in banking regulation or actions by bank regulators; changes in tax laws; changes in prices, levies, and assessments; the impact of technological advances; governmental and regulatory policy changes; the outcomes of contingencies; trends in customer behavior as well as their ability to repay loans; changes in local real estate values; changes in the national and local economies, including the significant disruption to financial market and other economic activity caused by the outbreak of COVID-19; and other factors, including risk factors, disclosed from time to time in filings made by Mercantile with the Securities and Exchange Commission. Mercantile undertakes no obligation to update or clarify forward-looking statements, whether as a result of new information, future events or otherwise.

Mercantile Bank Corporation

Locations

Forty Banking Offices

Michigan's Community Bank®



Fairview
St. Helen
Rose City
Cadillac
West Branch
Clare
Midland
Canadian Lakes
Remus
Mt. Pleasant
Shepherd
Lakeview
Vestaburg
Howard City
Alma
Merrill
Ithaca
St. Charles
Belding
Ionia
St. Johns
Grand Rapids
Lowell
Holland
Hastings
Lansing
Troy
Kalamazoo
Paw Paw
Portage

- Full Service Branch
- Lending Center
- Lending Center / Live ATM Banker

Mercantile Bank Corporation

COVID-19 Activities & Timeline


Monitoring initial reports of COVID-19
Health & safety of employees & customers paramount
Commencement of Mercantile's payment relief assistance programs for commercial and retail loan customers
All lobbies closed
Significant portion of staff fully immersed in PPP processing and submission
PPP focus now shifts to the planning and implementation of the forgiveness phase
Re-opening of lobbies by appointment only
Lobbies re-opened to customers
25% reduction of in-person employee attendance in densely occupied offices
JAN
FEB
FEB
MAR 18
MAR 18
MAR 23
MAR 25
MAR 27
APR
MAY
MAY
MAY
JUN 1
JUN
JUN 26
AUG 31
SEP
Pandemic plan activated
Branches open by appointment only
75-80% of staff working remotely from home
CARES Act signed into law
PPP applications approved by SBA and funded
Planning for the State's re-opening
Phased return of employees to the workplace
PPP forgiveness submissions begin

Mercantile Bank Corporation

Credit Administration

Mercantile has worked continuously since the end of the Great Recession to place itself in a position of strength during times of economic weakness. The maintenance of strong credit administration practices has been an integral part of that work. Loan portfolio metrics have remained very strong over the past several years, reflecting the performance of the Bank's customers.

Mercantile remains in close contact with its customers to monitor the impact of COVID-19 on their status and financial condition. Payment Relief Assistance programs the Bank has offered, and Federal Government stimulus (e.g. PPP Loans), are helping mitigate some of our clients' challenges during the pandemic.

Mercantile Bank Corporation

Payment Relief Assistance – Currently Outstanding

COMMERCIAL

Interest Only Amendments

# Total	$ Total
7	$9,000,000

Payment Deferrals

# Total	$ Total
1	$3,000,000

Current as of 10/19/2020

INDUSTRY BREAKDOWN

Payment Deferrals By Industry

Industry	Total Principal Balance
Commercial Real Estate	$10,000,000
Hotels	$1,000,000
Other	$1,000,000

Mercantile Bank Corporation

Paycheck Protection Program (PPP)

	Round 1	Round 2	Totals
	From 4/3/2020 – 4/20/2020	From 4/27/2020 – 8/14/2020	
# of Applications	1,550	639	2,189
$ Funded	$500,000,000	$55,000,000	$555,000,000

Mercantile Bank Corporation

Commercial Loan Portfolio Composition

Commercial Loan Portfolio by Loan Type


4%
30%
45%
19%
2%
Commercial & Industrial
Commercial Vacant Land, Land Development, & Residential Construction
Commercial Real Estate - Owner Occupied
Commercial Real Estate - Non-Owner Occupied
Commercial Real Estate - Multi-Family & Residential Rental

Mercantile Bank Corporation

NAICS Composition*

COVID-19 Impacted Industries

	September 30, 2020	Percentage of Total Commercial Loans
Motor Vehicle and Parts Dealers	$123,000,000	5.1%
Nursing & Assisted Living	$122,000,000	5.1%
Hotels/Motels/Lodging	$108,000,000	4.5%
Restaurants	$89,000,000	3.8%
Movie Theaters/Entertainment	$76,000,000	3.2%

* *Excludes PPP loans*

Mercantile Bank Corporation

Commercial Credit Exposure

Credit risk profiled by internal credit risk grades:

Internal Credit Risk Grade Groupings:	Commercial & Industrial	Commercial Vacant Land, Land Development, & Residential Construction	Commercial Real Estate – Owner Occupied	Commercial Real Estate – Non-Owner Occupied	Commercial Real Estate – Multi-Family & Residential Rental
Grades 1-4	$1,006,600,000	$18,900,000	$320,400,000	$367,000,000	$79,500,000
Grades 5-7	$306,100,000	$31,500,000	$198,800,000	$510,900,000	$58,000,000
Grades 8-9	$8,700,000	$600,000	$30,200,000	$1,000,000	$300,000
Total Commercial	$1,321,400,000	$51,000,000	$549,400,000	$878,900,000	$137,800,000
% of Total Commercial Loans as of Sept. 30, 2020	45%	2%	19%	30%	4%

Mercantile Bank Corporation

Past Due*

*As of September, 30, 2020. Excludes current non-accrual loans.

		30 – 59 Days Past Due	60 – 89 Days Past Due	> 89 Days Past Due	Total Past Due	Current	Total Loans	Recorded Balance > 89 Days & Accruing
Commercial:								
Commercial & Industrial	$	39,000	35,000	30,000	104,000	1,321,315,000	1,321,419,000	0
Vacant Land, Land Development, Residential Construction	$	16,000	22,000	198,000	236,000	50,705,000	50,941,000	0
Real Estate – Owner Occupied	$	342,000	518,000	92,000	952,000	548,412,000	549,364,000	0
Real Estate – Non-Owner Occupied	$	0	23,000	0	23,000	878,874,000	878,897,000	0
Real Estate – Multi-Family & Residential Rental	$	0	0	0	0	137,740,000	137,740,000	0
Total Commercial	$	397,000	598,000	320,000	1,315,000	2,937,046,000	2,938,361,000	0
Retail:								
Home Equity & Other	$	50,000	3,000	52,000	105,000	63,618,000	63,723,000	0
1-4 Family Mortgages	$	203,000	253,000	251,000	707,000	347,753,000	348,460,000	0
Total Retail	$	253,000	256,000	303,000	812,000	411,371,000	412,183,000	0
Total Past Due Loans	$	650,000	854,000	623,000	2,127,000	3,348,417,000	3,350,544,000	0

Mercantile Bank Corporation | Past Due



30-89 Days
90 Days & Over
Total
Over 89 Days & Accruing
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
3/31/19
6/30/19
9/30/19
12/31/19
3/31/20
6/30/20
09/30/20

Mercantile Bank Corporation

Consolidated Reports of Income

Unaudited

	Three Months Ended September 30, 2020	Three Months Ended September 30, 2019	Nine Months Ended September 30, 2020	Nine Months Ended September 30, 2019
Net Income	$ 10,686,000	$ 12,600,000	$ 30,056,000	$ 36,139,000
Basic earnings per share	$0.66	$0.77	$1.85	$2.20
Diluted earnings per share	$0.66	$0.77	$1.85	$2.20
Average basic shares outstanding	16,233,196	16,390,203	16,265,208	16,415,843
Average diluted shares outstanding	16,233,666	16,393,078	16,265,986	16,420,845

Mercantile Bank Corporation

Consolidated Reports of Income

Unaudited

	Three Months Ended September 30, 2020	Three Months Ended September 30, 2019	Nine Months Ended September 30, 2020	Nine Months Ended September 30, 2019
INTEREST INCOME				
Loans, including fees	$ 33,664,000	$ 37,005,000	$ 101,428,000	$ 109,559,000
Investment securities	1,788,000	2,660,000	8,554,000	7,587,000
Other interest-earning assets	142,000	651,000	711,000	1,627,000
Total interest income	35,594,000	40,316,000	110,693,000	118,773,000
INTEREST EXPENSE				
Deposits	3,466,000	5,573,000	11,808,000	15,906,000
Short-term borrowings	38,000	71,000	132,000	244,000
Federal Home Loan Bank advances	2,072,000	2,257,000	6,499,000	6,751,000
Other borrowed money	509,000	810,000	1,857,000	2,506,000
Total interest expense	6,085,000	8,711,000	20,296,000	25,407,000
Net interest income	29,509,000	31,605,000	90,397,000	93,366,000
Provision for loan losses	3,200,000	700,000	11,550,000	2,450,000
Net interest income after provision for loan losses	26,309,000	30,905,000	78,847,000	90,916,000

Mercantile Bank Corporation

Consolidated Reports of Income

Unaudited

	Three Months Ended September 30, 2020	Three Months Ended September 30, 2019	Nine Months Ended September 30, 2020	Nine Months Ended September 30, 2019
NONINTEREST INCOME				
Service charges on accounts	1,135,000	1,185,000	3,401,000	3,406,000
Mortgage banking income	9,479,000	2,889,000	19,746,000	5,291,000
Credit and debit card income	1,636,000	1,547,000	4,371,000	4,397,000
Payroll services	399,000	367,000	1,346,000	1,227,000
Earnings on bank owned life insurance	290,000	330,000	933,000	3,567,000
Other income	368,000	358,000	1,042,000	1,755,000
Total noninterest income	13,307,000	6,676,000	30,839,000	19,643,000

Mercantile Bank Corporation

Consolidated Reports of Income

Unaudited

	Three Months Ended September 30, 2020	Three Months Ended September 30, 2019	Nine Months Ended September 30, 2020	Nine Months Ended September 30, 2019
NONINTEREST EXPENSE				
Salaries and benefits	16,734,000	13,680,000	44,388,000	39,982,000
Occupancy	2,023,000	1,697,000	5,944,000	5,089,000
Furniture and equipment	871,000	629,000	2,500,000	1,885,000
Data processing costs	2,676,000	2,342,000	7,793,000	6,854,000
Other expense	4,119,000	3,679,000	11,954,000	12,134,000
Total noninterest expense	26,423,000	22,027,000	72,579,000	65,944,000
Income before federal income tax expense	13,193,000	15,554,000	37,107,000	44,615,000
Federal income tax expense	2,507,000	2,954,000	7,051,000	8,476,000
Net Income	$ 10,686,000	$ 12,600,000	$ 30,056,000	$ 36,139,000

Mercantile Bank Corporation

Consolidated Financial Highlights

Unaudited

	Quarterly				
	2020 3rd Qtr	2020 2nd Qtr	2020 1st Qtr	2019 4th Qtr	2019 3rd Qtr
YIELD ON ASSETS / COST OF FUNDS					
Yield on loans	4.03%	4.18%	4.69%	5.01%	5.06%
Yield on securities	2.26%	3.37%	4.73%	2.90%	2.99%
Yield on other interest-earning assets	0.12%	0.15%	1.22%	1.65%	2.15%
Yield on total earning assets	3.45%	3.85%	4.54%	4.61%	4.73%
Yield on total assets	3.25%	3.62%	4.23%	4.31%	4.42%
Cost of deposits	0.41%	0.48%	0.70%	0.79%	0.83%
Cost of borrowed funds	1.78%	1.91%	2.31%	2.36%	2.35%
Cost of interest-bearing liabilities	0.99%	1.11%	1.36%	1.47%	1.52%
Cost of funds *(total earning assets)*	0.59%	0.68%	0.91%	0.98%	1.02%
Cost of funds *(total assets)*	0.56%	0.64%	0.85%	0.91%	0.95%
Net interest margin *(fully tax-equivalent)*	2.86%	3.17%	3.63%	3.63%	3.71%

Mercantile Bank Corporation

Consolidated Financial Highlights

Unaudited

(dollars in thousands)		Quarterly 2020 3rd Qtr	2020 2nd Qtr	2020 1st Qtr	2019 4th Qtr	2019 3rd Qtr
MORTGAGE BANKING ACTIVITY						
Total mortgage loans originated	$	237,195	275,486	132,859	110,611	132,852
Purchase mortgage loans originated	$	93,068	58,015	46,538	49,407	61,839
Refinance mortgage loans originated	$	144,127	217,471	86,321	61,204	71,013
Mortgage loans originated with intent to sell	$	191,318	225,665	95,327	81,590	104,890
Income on sale of mortgage loans	$	10,199	7,760	2,086	3,062	2,886

Mercantile Bank Corporation

Non-Interest Income Strategic Initiatives

Mortgage Pipeline Trend Year-Over-Year Comparison



2019 Volume
2020 Volume
Applications
1200
1000
800
600
400
200
0
January
February
March
April
May
June
July
August
September
October
November
December

Mercantile Bank Corporation

Non-Interest Income Strategic Initiatives

Mortgage Production Year-Over-Year Comparison


2019 Volume
2020 Volume
2019 Units
2020 Units
$120,000,000.00
$100,000,000.00
$80,000,000.00
$60,000,000.00
$40,000,000.00
$20,000,000.00
$-
Volume
600
500
400
300
200
100
0
Units
January
February
March
April
May
June
July
August
September
October
November
December

Mercantile Bank Corporation | Consolidated Financial Highlights

Unaudited

(dollars in thousands)		2020 3rd Qtr	2020 2nd Qtr	2020 1st Qtr	2019 4th Qtr	2019 3rd Qtr
		Quarterly				
ASSET QUALITY						
Gross loan charge-offs	$	124	335	40	112	519
Recoveries	$	250	153	229	287	180
Net loan charge-offs (recoveries)	$	(126)	182	(189)	(175)	339
Net loan charge-offs to average loans		(0.02%)	0.02%	(0.03%)	(0.02%)	0.05%
Provision for loan losses	$	3,200	7,600	750	(700)	700
Allowance for loan losses	$	35,572	32,246	24,828	23,889	24,414
Allowance to loans		1.06%	0.97%	0.86%	0.89%	0.88%
Allowance to loans excluding PPP loans		1.27%	1.16%	0.86%	0.89%	0.88%
Nonperforming loans	$	4,141	3,212	3,469	2,284	2,644
Other real estate/repossessed assets	$	512	198	271	452	243
Nonperforming loans to total loans		0.12%	0.10%	0.12%	0.08%	0.09%
Nonperforming assets to total assets		0.11%	0.08%	0.10%	0.08%	0.08%

Mercantile Bank Corporation

Consolidated Financial Highlights

Unaudited

(dollars in thousands)		2020 3rd Qtr	2020 2nd Qtr	2020 1st Qtr	2019 4th Qtr	2019 3rd Qtr
		Quarterly				
NONPERFORMING ASSETS - RECONCILIATION						
Beginning balance	$	3,410	3,740	2,736	2,887	3,951
Additions	$	1,615	220	1,344	30	339
Other activity	$	0	0	(31)	135	57
Return to performing status	$	(72)	(26)	(7)	0	(126)
Principal payments	$	(249)	(278)	(110)	(232)	(1,014)
Sale proceeds	$	0	(49)	(192)	(36)	(253)
Loan charge-offs	$	(51)	(173)	0	(48)	(59)
Valuation write-downs	$	0	(24)	0	0	(8)
Ending balance	$	4,653	3,410	3,740	2,736	2,887

Mercantile Bank Corporation

Consolidated Financial Highlights

Unaudited

(dollars in thousands except per share data)		Quarterly 2020 3rd Qtr	2020 2nd Qtr	2020 1st Qtr	2019 4th Qtr	2019 3rd Qtr
CAPITAL						
Tangible equity to tangible assets		8.69%	8.74%	10.14%	10.15%	9.67%
Tier 1 leverage capital ratio		9.80%	10.21%	11.47%	11.28%	11.08%
Common equity risk-based capital ratio		11.37%	11.34%	10.92%	11.00%	10.53%
Tier 1 risk-based capital ratio		12.74%	12.74%	12.28%	12.36%	11.87%
Total risk-based capital ratio		13.82%	13.73%	13.03%	13.09%	12.60%
Tier 1 capital	$	420,225	412,526	406,445	405,148	395,010
Tier 1 plus tier 2 capital	$	455,797	444,772	431,273	429,038	419,424
Total risk-weighted assets	$	3,298,047	3,238,444	3,309,336	3,276,754	3,327,723
Book value per common share	$	26.59	26.20	25.82	25.36	24.93
Tangible book value per common share	$	23.37	22.96	22.55	22.12	21.64
Cash dividend per common share	$	0.28	0.28	0.28	0.27	0.27

Mercantile Bank Corporation

2021 Forecast Considerations

NET INTEREST INCOME

- PPP/PPPLF Volume
- PPP Loan Forgiveness
- Asset Quality
- New Loan Relationship Opportunities
- Excess Liquidity

PROVISION EXPENSE

- Net Loan Growth
- Loan Risk Rating Changes
- Volume of New Nonaccrual Loans
- Reserve Economic Forecast and Environmental Allocation Changes

FEE INCOME

- Mortgage Production Volumes
- Card Interchange Income
- Treasury Management Opportunities

OVERHEAD EXPENSE

- Operating Efficiency Opportunities
- Loan Collection Costs


Mercantile
Bank Corporation
THANK YOU
FOR YOUR INTEREST
IN OUR COMPANY
NASDAQ Global Select Market Symbol: MBWM
310 Leonard Street NW, Grand Rapids, MI 49504
616.406.3000 or 800.453.8700
www.mercbank.com